Exhibit 10.3

Consolidated and Secured Notes Modification Agreement

AGREEMENT by and between Protalex, Inc., a Delaware corporation (the “Company”) and Niobe Ventures, LLC, a Delaware limited liability company (“Niobe”).

WHEREAS, Niobe is the holder of a Consolidated, Amended and Restated Promissory Note (the “Consolidated Note”) made by the Company in the principal amount of $9,219,366, dated October 11, 2013, with a maturity date of September 1, 2017, as of the date hereof (the “Consolidated Note Maturity Date”); and

WHEREAS, Niobe is the holder of the Secured Promissory Notes listed on the attached Schedule A (the “Secured Notes”) made by the Company in the aggregate principal amount of $8,885,000, each with a maturity date of September 1, 2017, as of the date hereof (the “Secured Notes Maturity Date”). Collectively, the Consolidated Note Maturity Date and the Secured Notes Maturity Date are hereinafter referred to as the “Maturity Date”; and

WHEREAS, the parties desire to extend the Maturity Date to March 31, 2018.

NOW THEREFORE, the parties hereby agree as follows:

1.          The Maturity Date is hereby extended to March 31, 2018.

2.          Except as otherwise modified hereby, all other terms and provisions of the Consolidated Note and each of the Secured Notes shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date indicated below.

Dated: October 31, 2016

PROTALEX, INC.

By:	/s/ Kirk M. Warshaw
Kirk M. Warshaw, Chief Financial Officer

NIOBE VENTURES, LLC

By:	/s/ Arnold P. Kling
Arnold P. Kling, Manager

Schedule A

Secured Notes with September 1, 2017 Maturity Dates

Outstanding Notes – Issuance Dates	Principal
11/4/2014	$300,000
11/26/2014	$430,000
1/9/2015	$645,000
2/4/2015	$545,000
3/9/2015	$395,000
4/1/2015	$300,000
5/1/2015	$345,000
5/29/2015	$345,000
7/1/2015	$345,000
7/31/2015	$345,000
8/31/2015	$345,000
10/6/2015	$345,000
11/10/2015	$345,000
12/1/2015	$345,000
1/4/2016	$345,000
2/1/2016	$345,000
3/4/2016	$345,000
4/1/2016	$345,000
5/3/2016	$345,000
6/1/2016	$345,000
7/1/2016	$375,000
8/1/2016	$375,000
9/9/2016	$345,000
10/4/2016	$345,000
Total	$8,885,000.00